                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                             _____________________

                                   FORM 8-K


                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)       APRIL 15,  1997

The Money Store Commercial Mortgage Inc. (as Seller under a Pooling and Servicing Agreement dated as of February 28, 1997 providing for the issuance of The Money Store Business Loan Backed Certificates, Series 1997-I, Class A, Class M and Class B

                   The Money Store Commercial Mortgage Inc.
________________________________________________________________________________
            (Exact name of registrant as specified in its charter)



      New Jersey                   333-20817               Applied For
      ----------                   ---------               -----------
      State or other               (Commission            (IRS Employer
      jurisdiction of              File Number)           ID Number)
      incorporation)

      2840 Morris Avenue, Union, New Jersey     07083
      ________________________________________________
      (Address of principal executive officer)


      Registrant's Telephone Number,
      including area code:               908-686-2000
                                         ____________

                                   n/a
      ______________________________________________________________
      (Former name or former address, if changed since last report)

       Item 5      Other Events
                   -----------------------------


    Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the April 15, 1997 Remittance Date.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                      THE MONEY STORE COMMERCIAL MORTGAGE INC.





                                      By: \s\ Harry Puglisi
                                      --------------------------------
                                         Name:  Harry Puglisi
                                         Title:  Treasurer



Dated April 30, 1997

                                  SERVICER'S  CERTIFICATE

IN ACCORDANCE WITH SECTION 6.09 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 28, 1997, THE MONEY STORE COMMERCIAL MORTGAGE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING SERIES 1997-1 FOR THE APRIL 10, 1997 DETERMINATION DATE

1.  AVAILABLE FUNDS                                                    $673,275.55

2.  (A)  ORIGINAL CLASS A CERTIFICATE PRINCIPAL BALANCE              75,600,000.00


    (B)  ORIGINAL CLASS M CERTIFICATE PRINCIPAL BALANCE               7,200,000.00


    (C)  ORIGINAL CLASS B CERTIFICATE PRINCIPAL BALANCE               7,200,000.00


    (D)  ORIGINAL POOL PRINCIPAL BALANCE                             87,808,810.42



3.  PRINCIPAL PREPAYMENTS RECEIVED DURING THE DUE PERIOD
     (A)  NUMBER OF ACCOUNTS                                                     0

     (B)  DOLLARS                                                             0.00


4.  AMOUNT OF CURTAILMENTS RECEIVED DURING THE DUE PERIOD                     0.00


5.  AMOUNT OF ALL EXCESS PAYMENTS AND MONTHLY PAYMENTS IN
    RESPECT OF PRINCIPAL RECEIVED DURING THE DUE PERIOD                 125,120.06


6.  AGGREGATE AMOUNT OF INTEREST RECEIVED                               818,113.88


7.  (A)  AMOUNT OF MONTHLY ADVANCE                                            0.00

    (B)  AMOUNT OF COMPENSATING INTEREST                                      0.00


8.  DELINQUENCY AND FORECLOSURE INFORMATION
             (SEE EXHIBIT K)


9.  (A)  AMOUNT OF REALIZED LOSSES INCURRED DURING THE DUE PERIOD             0.00

    (B)  THE ACTUAL LOSS AMOUNT FOR SUCH REMITTANCE DATE                      0.00

10.  (A)  CLASS A INTEREST DISTRIBUTION  AMOUNT:
              (i)    ACCRUED INTEREST                                            403,200.00
              (ii)   SHORTFALL, IF ANY, ON A PRECEDING
                       REMITTANCE  DATE  PLUS  INTEREST                                0.00
              (iii)  CLASS A INTEREST DISTRIBUTION AMOUNT ADJUSTMENT              (3,599.37)
     ADJUSTED CLASS A INTEREST DISTRIBUTION AMOUNT                                                  399,600.63
                                                                                                    5.28572262
     (B)  CLASS M INTEREST DISTRIBUTION  AMOUNT:
              (i)    ACCRUED INTEREST                                             41,100.00
              (ii)   SHORTFALL, IF ANY, ON A PRECEDING
                       REMITTANCE  DATE  PLUS  INTEREST                                0.00
              (iii)  CLASS M INTEREST DISTRIBUTION AMOUNT                           (366.90)
     ADJUSTED CLASS M INTEREST DISTRIBUTION AMOUNT                                                   40,733.10
                                                                                                    5.65737500
     (C)  CLASS B INTEREST DISTRIBUTION  AMOUNT:
              (i)    ACCRUED INTEREST                                             42,600.00
              (ii)   SHORTFALL, IF ANY, ON A PRECEDING
                       REMITTANCE  DATE  PLUS  INTEREST                                0.00
              (iii)  CLASS B INTEREST DISTRIBUTION AMOUNT ADJUSTMENT                (380.29)
     ADJUSTED CLASS B INTEREST DISTRIBUTION AMOUNT                                                   42,219.71
                                                                                                    5.86384861

     (D)  CLASS A PRINCIPAL DISTRIBUTION  AMOUNT:
              (i)    ALL PAYMENTS AND OTHER RECOVERIES                           105,100.86
              (ii)   PRINCIPAL PORTION PURCHASED FOR BREACH OF
                       WARRANTY AND RECEIVED BY THE TRUSTEE                            0.00
              (iii)  SUBSTITUTION  ADJUSTMENTS                                         0.00
              (iv)   PRINCIPAL BALANCE OF A LIQUIDATED BUSINESS LOAN                   0.00
              (v)    AMOUNT RELEASED FROM THE PRE-FUNDING                              0.00
              (vi)   RECALCULATED PRINCIPAL ADJUSTMENT                                (6.28)
     TOTAL CLASS A PRINCIPAL DISTRIBUTION AMOUNT                                                    105,094.58
                                                                                                    1.39013995
     (E)  CLASS M PRINCIPAL DISTRIBUTION  AMOUNT:
              (i)    ALL PAYMENTS AND OTHER RECOVERIES OF PRINCIPAL               10,009.60
              (ii)   PRINCIPAL PORTION PURCHASED FOR BREACH OF
                       WARRANTY AND RECEIVED BY THE TRUSTEE                            0.00
              (iii)  SUBSTITUTION  ADJUSTMENTS                                         0.00
              (iv)   PRINCIPAL BALANCE OF A LIQUIDATED BUSINESS LOAN                   0.00
              (v)    AMOUNT RELEASED FROM THE PRE-FUNDING ACCOUNT                      0.00
              (vi)   RECALCULATED PRINCIPAL ADJUSTMENT                                (0.60)
     TOTAL CLASS M PRINCIPAL DISTRIBUTION AMOUNT                                                     10,009.00
                                                                                                    1.39013889
     (F)  CLASS B PRINCIPAL DISTRIBUTION AMOUNT:
              (i)   ALL PAYMENTS AND OTHER RECOVERIES OF PRINCIPAL                10,009.60
              (ii)  PRINCIPAL PORTION PURCHASED FOR BREACH OF
                       WARRANTY AND RECEIVED BY THE TRUSTEE                            0.00
              (iii)  SUBSTITUTION  ADJUSTMENTS                                         0.00
              (iv)   PRINCIPAL BALANCE OF A LIQUIDATED BUSINESS LOAN                   0.00
              (v)    AMOUNT RELEASED FROM THE PRE-FUNDING ACCOUNT                      0.00
              (vi)   RECALCULATED PRINCIPAL ADJUSTMENT                                (0.60)
     TOTAL CLASS B PRINCIPAL DISTRIBUTION AMOUNT                                                     10,009.00
                                                                                                    1.39013889


11.  (A)  AMOUNT AVAILABLE IN THE SPREAD ACCOUNT IN CASH
          AND FROM LIQUIDATION OF PERMITTED INSTRUMENTS                                0.00

     (B)  AMOUNT TO BE TRANSFERRED FROM SPREAD ACCOUNT TO
          CERTIFICATE ACCOUNT PURSUANT TO SECTION 6.02(b)(i)                           0.00

     (C)  THE TOTAL AMOUNT OF GUARANTY PAYMENTS                                        0.00

     (D)  PAYMENTS WITH RESPECT TO ALTERNATE CREDIT ENHANCEMENT                        0.00


12.  (A)  AGGREGATE CLASS A CERTIFICATE PRINCIPAL BALANCE AFTER
          DISTRIBUTIONS TO BE MADE ON THE REMITTANCE DATE                     75,494,905.42
                                                                               998.60986005
     (B)  AGGREGATE CLASS M CERTIFICATE PRINCIPAL BALANCE AFTER
          DISTRIBUTIONS TO BE MADE ON THE REMITTANCE DATE                      7,189,991.00
                                                                               998.60986111
     (C)  AGGREGATE CLASS B CERTIFICATE PRINCIPAL BALANCE AFTER
          DISTRIBUTIONS TO BE MADE ON THE REMITTANCE DATE                      7,189,991.00
                                                                               998.60986111
     (D)  POOL PRINCIPAL BALANCE AFTER DISTRIBUTIONS                          87,683,697.84
          TO BE MADE ON THE REMITTANCE DATE                                    974.26330933

13.    (A)  EXTRA INTEREST FOR SUCH REMITTANCE DATE                             245,718.30

       (C)  SPREAD ACCOUNT EXCESS (payable to Spread Account Deposit                  0.00

       (C)  SPREAD ACCOUNT BALANCE                                                    0.00

       (D)  SPECIFIED SPREAD ACCOUNT REQUIREMENT                                      0.00


14.    (A)  WEIGHTED AVERAGE MATURITY                                              285.698

       (B)  WEIGHTED AVERAGE BUSINESS LOAN INTEREST RATE                           10.312%


15.    (A)  SERVICING FEES FOR THE RELATED DUE PERIOD                            31,740.36

       (B)  AMOUNTS TO BE DEPOSITED TO THE EXPENSE ACCOUNT                        4,390.44


16.  AMOUNT OF REIMBURSEMENTS PURSUANT TO:
       (A)  SECTION  5.04 (b)                                                         0.00

       (B)  SECTION  5.04 (c)                                                         0.00

       (C)  SECTION  5.04 (d)(ii)                                                     0.00

       (D)  SECTION  5.04 (e)                                                         0.00

       (E)  SECTION  5.04 (f)                                                         0.00


17.    (A)  CLASS A REMITTANCE RATE FOR SUCH REMITTANCE DATE                        6.400%

       (B)  CLASS M REMITTANCE RATE FOR SUCH REMITTANCE DATE                        6.850%

       (C)  CLASS B REMITTANCE RATE FOR SUCH REMITTANCE DATE                        7.100%


18.    (A)  CUMULATIVE ACTUAL LOSS AMOUNT FOR SUCH REMITTANCE DATE                    0.00

       (B)  CUMULATIVE REALIZED LOSSES FOR SUCH REMITTANCE DATE                       0.00


19.    (A)  CLASS B SHORTFALL AMOUNT FOR SUCH REMITTANCE DATE                         0.00


20.    (A)  AGGREGATE PRINCIPAL BALANCE OF THE SUBSEQUENT MORTGAGE
               LOANS PURCHASED DURING THE PRIOR DUE PERIOD                            0.00

       (B)  AMOUNT ON DEPOSIT IN THE PRE-FUNDING ACCOUNT AS OF THE END OF
               SUCH DUE PERIOD                                                2,191,189.58


21.    OTHER INFORMATION AS REQUESTED

I Harry Puglisi, Treasurer, represent that The Money Store Commercial Mortgage Inc. complied with section 6.09 of the Pooling and Servicing Agreement dated February 28, 1997 pertaining to Series 1997 - 1 in preparing the accompanying Servicer's Certificate.


THE MONEY STORE COMMERCIAL MORTGAGE INC.


        By: /s/ Harry Puglisi
        -------------
        HARRY PUGLISI
        TREASURER


        By: /s/ Harry Puglisi
        -------------
        HARRY PUGLISI
        TREASURER